Exhibit 10.27

NOVATION AGREEMENT

This Novation Agreement ("Agreement") is made as of January 1, 2026, by and among:

1. **10139882 MANITOBA LTD.**, a company incorporated under the laws of Manitoba, Canada, with its office at 101-12391 Horseshoe Way, Richmond BC V7A 4X6 Canada ("Hosting Service Provider");
2. **XCENTZ LIMITED**, a company incorporated under the laws of Hong Kong, with its office at 44/F, Office Tower, Convention Plaza, 1 Harbour Road, Wanchai, Hong Kong ("Xcentz" or "Original Machine Provider"); and
3. **COOLPAD TECHNOLOGIES CA, INC.**, a company incorporated under the laws of Ontario, Canada, with its office at 181 Bay ST Suite 1800, Toronto, Ontario, M5J 2T9, Canada ("Coolpad CA" or "New Machine Provider").

Collectively referred to as the "Parties".

WHERAS:

A. The Hosting Service Provider and Xcentz entered into a Hosting Services Agreement dated September 5, 2023 (the "Original Agreement"), for the hosting of 560 mining machines.

B. Additional mining machines were subsequently brought within the scope of the Agreement, which currently applies to 1440 mining machines.

C. Xcentz wishes to be released from its obligations and liabilities under the Original Agreement, and for Coolpad CA to accept and assume all such rights, obligations and liabilities.

D. The Hosting Service Provider agrees to the release of Xcentz and the acceptance of Coolpad CA as the sole "Machine Provider" under the Original Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties agree as follows:

1. **Novation**

   1.1. With effect from the date this Agreement is signed by all Parties (the "**Effective Date**"):(a) Xcentz is released from all its obligations and liabilities under the Original Agreement; and(b) Coolpad CA assumes all obligations and liabilities and becomes entitled to all rights of Xcentz under the Original Agreement, as if Coolpad CA had been the original "Machine Provider" party to the Original Agreement.

2. **Continuation of Original Agreement**

   Except as expressly modified by this Novation, all terms and conditions of the Original Agreement shall continue in full force and effect.

3. **Counterparts**

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Novation Agreement as of the date first written above.

SIGNED for and on behalf of 10139882 MANITOBA LTD.

By: ______________________________

Title: ______________________________

Date: ______________________________

SIGNED for and on behalf of XCENTZ LIMITED

For and on behalf of
Xcentz Limited

By: Mingyi XU

Authorized Signature(s)

Title: ______________________________

Date: ______________________________

SIGNED for and on behalf of COOLPAD TECHNOLOGIES CA, INC.

By: ______________________________

Title: ______________________________

Date: ______________________________